                                  Exhibit B(5)

                        APPLICATION FOR DEFERRED ANNUITY

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
              720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                                                                               Contract Number

                                                                                               --------------------------

1.   OTHER POLICIES

     Has a Northwestern Mutual Policy ever been issued on the annuitant's life?

     [ ] Yes, the last policy number is:            [X] No
                                         ----------

2.   ANNUITANT

          Name: First, MI, Last                                                         Sex     Birthdate: (MM/DD/YYYY)
          John J. Doe                                                                    M      03-15-1965

          Residence Address (If mailing address is different, provide both addresses.)
          1234 Main St.

          City, State, Zip                                                              Country, if other than US
          Milwaukee, WI 53202
                                                                                        --------------------------------

          Taxpayer ID Number                                                            Home Phone Number
          ###-##-####                                                                   (414) 555-5678

          US Citizen? [X] Yes [ ] No If no, what country?
                                     (Provide copy, both sides, of green card)          E-mail Address
                                                                                        john.j.doe@mainst.com

3.   MARKET

     Select one:

     [X] Non-Tax Qualified
     [ ] 457 Deferred Compensation Plan                 Owner must be indicated.
          [ ] Government   [ ] Non-profit               Proceed to section 4.

     [ ] Traditional IRA                                If the annuitant is a minor, proceed to
     [ ] Roth IRA                                       section 4; otherwise the annuitant is the
     [ ] SIMPLE IRA                                     owner, proceed to section 5.
     [ ] Simplified Employee Pension Plan IRA (SEP)

     [ ] 403(b) TDA - Employee Salary Reduction Only
     [ ] 403(b) TDA - Employer Matching or Non-elective Contributions Included     The annuitant is the owner.
     [ ] 401(g) Non-Transferable Annuity                                           Proceed to section 5.

     [ ] Pension & Profit Sharing:

         Trust Number                    Taxpayer ID Number
                                                                The owner and beneficiary
         --------------------------------------------------     are the trustees of the plan.
                                                                Proceed to section 6.
         Name of Owner - Trustees of

         --------------------------------------------------

90-1900(0203)                                           90-1900-50(0203)(Page 1)
                                                                 (Rev.1003) - FE

4.   OWNER

     A minor owner limits future contract actions.

     Select one:

     [X] Annuitant        Proceed to   [ ] UGMA/UTMA - custodian is owner for the benefit of minor        Enter
     [ ] See attachment   section 5.   [ ] Corporation or Trust                                           information
                                       [ ] Other                                                          below.

          Name: First, MI, Last / Corporation / Trust                                      Sex     Birthdate: (MM/DD/YYYY)

          ----------------------------------------------------------------------------------------------------------------

          Residence Address or street address of business for non-natural owners. (If mailing address is different, provide both addresses.)

          ----------------------------------------------------------------------------------------------------------------

          City, State, Zip                                                                 Country, if other than US

          ----------------------------------------------------------------------------------------------------------------

          Relationship to Annuitant            Taxpayer ID Number                          Home Phone Number
                                                                                           (    )
          ----------------------------------------------------------------------------------------------------------------

          Date of Trust                        Name of Trustees

          ----------------------------------------------------------------------------------------------------------------

          US Citizen? [ ] Yes [ ] No           If no, what country?
                                               (Provide copy, both sides, of green card)   E-mail Address

          ----------------------------------------------------------------------------------------------------------------

     Additional Owner: (If more than two owners, provide additional information below on a separate sheet)

          Name: First, MI, Last                                                            Sex     Birthdate: (MM/DD/YYYY)

          ----------------------------------------------------------------------------------------------------------------

          Residence Address or street address of business for non-natural owners. (If mailing address is different, provide both addresses.)

          ----------------------------------------------------------------------------------------------------------------

          City, State, Zip                                                                 Country, if other than US

          ----------------------------------------------------------------------------------------------------------------

          Relationship to Annuitant            Taxpayer ID Number                          Home Phone Number
                                                                                           (    )
          ----------------------------------------------------------------------------------------------------------------

          US Citizen? [ ] Yes [ ] No           If no, what country?
                                               (Provide copy, both sides, of green card)   E-mail Address

          ----------------------------------------------------------------------------------------------------------------

     Successor Owner:

     Do not name a successor owner if the owner and the annuitant are the same person.

          Successor Owner Name                                                             Birthdate: (MM/DD/YYYY)

          ---------------------------------------------------------------------------------------------------------------

          Relationship to Annuitant                                                        Taxpayer ID Number

          ---------------------------------------------------------------------------------------------------------------

                                                                              FE
90-1900(0203)                                           90-1900-50(0203)(Page 2)

5.   BENEFICIARY (upon the death of the Annuitant)

     Cannot be annuitant unless "Estate of Annuitant" named.

     [ ] See attachment - Proceed to section 6.

     Direct Beneficiary:   [ ] Owner   [X] Other - Enter information below:

      Name                                     Taxpayer ID Number                          Relationship               %
      Jane K. Doe                                                                          Wife                      100
                                               ---------------------------------

      Name                                     Taxpayer ID Number                          Relationship               %

     --------------------------------------------------------------------------------------------------------------------

     Contingent Beneficiary:

      Name                                     Taxpayer ID Number                          Relationship               %

     --------------------------------------------------------------------------------------------------------------------

      Name                                     Taxpayer ID Number                          Relationship               %

     --------------------------------------------------------------------------------------------------------------------

     [ ] And all (other) children, including legally adopted children, of the Annuitant as additional Contingent Beneficiaries.

6.   REPLACEMENT

     As a result of this purchase, will the values or benefits of any other life insurance policy or annuity contract, on any life, be affected in any way?
     [ ] Yes [X] No

     Note to Agent: Values or benefits are affected if any question on the Definition of Replacement Supplement could be answered "yes".

     Will this annuity:

     A. Replace Northwestern Mutual Life [ ] Yes [X] No

     B. Replace other companies?         [ ] Yes [X] No

     C. Result in 1035 exchange?         [ ] Yes [X] No

7.   PLAN

     Select one:

     [X] Variable Annuity - Proceed to section V1.

     [ ] Fixed Annuity - Single Premium Retirement Annuity - Proceed to section
         F1.

                                                                              FE
90-1900(0203)                                           90-1900-50(0203)(Page 3)

VARIABLE ANNUITY SECTION

V1.  TYPE

     [ ] Back-End Design - Minimum initial purchase payment for non-tax qualified market $5,000.

     [X] Front-End Design - Minimum initial purchase payment $10,000.

     The front-end design may provide better long term financial value than the back end design. Factors to consider in making a decision include the expected holding period of the annuity as well as anticipated liquidity needs.

V2.  OPTIONAL ENHANCED DEATH BENEFIT

     [ ] I elect the enhanced death benefit rider.

     There is an additional charge. Available to age 65. If this rider is not elected, the standard death benefit will apply. See prospectus for more information.

V3.  PAYMENT ALLOCATION AND OPTIONS

A.   PAYMENT ALLOCATION

     You must indicate payment allocations. Use whole percentages. Total must equal 100%.

     Funds

       %
       5     Select Bond

       5     Franklin Templeton International Equity

       5     Money Market

       5     Balanced

       5     Index 500 Stock

       5     Aggressive Growth Stock

       5     High Yield Bond

       5     Growth Stock

       5     Large Cap Core Stock

       5     Index 400 Stock

       5     Small Cap Growth Stock

       5     Russell Multi-Style Equity

       5     Russell Aggressive Equity

       5     Russell Non-US

       5     Russell Real Estate Securities

       5     Russell Core Bond

       5     Asset Allocation

       5     International Growth Stock

       5     T. Rowe Price Small Cap Value

       5     Cap Guardian Domestic Equity

       5     AllianceBernstein Mid Cap Value

       5     Janus Capital Appreciation

       5     T. Rowe Price Equity Income

       5     Fidelity VIP Mid Cap Portfolio

                                   Fixed Fund
                                     %
                                   20 Guaranteed Interest

                                   Fund availability subject to state approval.

                                                                              FE
90-1900(0203)                                           90-1900-50(0203)(Page 4)

B.   OPTIONS

     You may select one of the following options:

     [ ]  Automatic Dollar-Cost Averaging

                              Amount
               I authorize $           to be transferred from the Money Market
                            ----------
               Fund:

               [ ] Monthly   [ ] Quarterly

               to the following funds:

               Funds

                 %
                     Select Bond
               -----
                     Franklin Templeton International Equity
               -----
                     Balanced
               -----
                     Index 500 Stock
               -----
                     Aggressive Growth Stock
               -----
                     High Yield Bond
               -----
                     Growth Stock
               -----
                     Large Cap Core Stock
               -----
                     Index 400 Stock
               -----
                     Small Cap Growth Stock
               -----
                     Russell Multi-Style Equity
               -----
                     Russell Aggressive Equity
               -----
                     Russell Non-US
               -----
                     Russell Real Estate Securities
               -----
                     Russell Core Bond
               -----
                     Asset Allocation
               -----
                     International Growth Stock
               -----
                     T. Rowe Price Small Cap Value
               -----
                     Cap Guardian Domestic Equity
               -----
                     AllianceBernstein Mid Cap Value
               -----
                     Janus Capital Appreciation
               -----
                     T. Rowe Price Equity Income
               -----
                     Fidelity VIP Mid Cap Portfolio
               -----

                             Fixed Fund
                               %
                                  Guaranteed Interest
                             -----
                             Fund availability subject to state approval.

     [ ]  Portfolio Re-Balancing

          Minimum contract value $10,000. Re-balancing transfers are not made to or from the Guaranteed Interest Fund. If you elected Guaranteed Interest Fund as a Payment Allocation (section V3A.), you must submit a Transfer & Allocate Investment Funds form (90-1854).

          I authorize re-balancing transfers to be made according to the elected Payment Allocations:

          [ ] Monthly         [ ] Quarterly

          [ ] Semi-Annually   [ ] Annually

                                                                              FE
90-1900(0203)                                           90-1900-50(0203)(Page 5)

V4.  INITIAL PAYMENT

     METHOD OF PAYMENT

     Select one:

                              Amount
          [X] Check attached $100,000.00

                                                     Estimated Amount
          [ ] Check coming from another institution $
                                                      ---------------

          [ ] Electronic Funds Transfer (ISA/EFT) - Complete section V5.

          [ ] Multiple Contract Bill (MCB) - Required for SIMPLE IRAs.
              Complete section V5.

     IRA INFORMATION

     This section must be completed if an IRA market was selected in Section 3.
     Caution: Accurate selection is needed to assure correct tax reporting. For advice, consult your tax professional. Select all that apply:

          [ ] New Contributions

               . For Roth and Traditional IRAs, enter the applicable Current and Prior Tax Year(s) and the respective amount(s).

               . For SEP and SIMPLE IRAs, always enter the current calendar year as the "Current Tax Year" and the amount of the new contribution as the "Current Tax Year Amount".

                         Current Tax Year       Amount
                                             $
                        ------------------    ----------
                          Prior Tax Year        Amount
                                             $
                        ------------------    ----------

          [ ] Direct Transfer - Check must be made payable as follows:
                                "Northwestern Mutual Life FBO [Name of Contract Owner]."

                                Indicate the market the money is coming from. Select one:

                                [ ] TDA
                                [ ] Pension/Profit Sharing/401k/Defined
                                    Benefit
                                [ ] Traditional IRA
                                [ ] Roth IRA
                                [ ] SEP
                                [ ] SIMPLE IRA - The owner has been a
                                                 participant in the employer's
                                    SIMPLE plan for: [ ] Two years or less
                                                     [ ] More than two years

          [ ]60-Day Rollover - Personal check from owner or check endorsed to
                               Northwestern Mutual Life.

                               Only if applicable, also select one:

                               [ ] Traditional IRA to Roth IRA

                               [ ] SIMPLE IRA to Traditional IRA - The owner
                                                                   has been a
                                                                   participant
                                                                   in the
                                                                   employer's
                                   SIMPLE plan for: [ ] Two years or less
                                                    [ ] More than two years

                                                                              FE
90-1900(0203)                                           90-1900-50(0203)(Page 6)

V5.  SCHEDULED PAYMENTS

     You may select either ISA/EFT or MCB.                        ISA Number

     [ ]  Electronic Funds Transfer (ISA/EFT)                -------------------

          You must attach a voided check.

          Select one:

          [ ] Monthly         [ ] Quarterly

          [ ] Semi-Annually   [ ] Annually

          Attach Voided Check

              Amount               Date of First Draft (MM/DD/YYYY)
           $
            -------------------------------------------------------
            Bank Transit Number    Checking/Savings Account Number

            -------------------------------------------------------
          [ ] Checking             Bank Name

          [ ] Savings
                                  ---------------------------------

          Bank Account Owner - Select one

          [ ] Annuitant       [ ] Other - Enter information below:

          Name: First, MI, Last                   Sex   Birthdate: (MM/DD/YYYY)

          ----------------------------------------------------------------------
          Residence Address                       City, State, Zip

          ----------------------------------------------------------------------
          Taxpayer ID Number                      Daytime Telephone Number
                                                  (    )
          ----------------------------------------------------------------------

          Signature below is authorization to the depository institution specified above to pay and charge named account with electronic funds transfers, or other form of pre-authorized check or withdrawal order transfers, initiated by the Northwestern Mutual Life Insurance Company to its own order. This authorization will remain in effect until revoked in writing.


                         X
                         -------------------------------
                         Signature of Bank Account Owner

     [ ]  Multiple Contract Bill (MCB)

            Amount      MCB Number    MCB Payer Name
          $
           ---------------------------------------------------------------------

                                                                              FE
90-1900(0203)                                           90-1900-50(0203)(Page 7)

SIGNATURES - VARIABLE ANNUITY

The Annuitant consents to this application.

Each person signing this application declares that the answers and statements made in this application are correctly recorded, complete and true to the best of his or her knowledge and belief.

IT IS UNDERSTOOD AND AGREED THAT:

If the Owner is a Trustee or successor Trustee under a tax qualified plan or the employer under a tax qualified non-trusteed plan, Northwestern Mutual Life will be fully discharged of liability for any action taken by the Owner in the exercise of any contract right and for all amounts paid to, or at the direction of, the Owner and will have no obligation as to the use of the amounts. In all dealings with the Owner, Northwestern Mutual Life will be fully protected against the claims of every other person.

The first purchase payment will be credited on the valuation date coincident with or next following the date both the application and the purchase payment are received at the Home Office.

Receipt of purchase payments at a payment facility designated by Northwestern Mutual Life will be considered the same as receipt at the Home Office.

If a Tax Qualified Employee Plan, an IRA or TDA is applied for, the Applicant and/or Annuitant have received and reviewed the appropriate ERISA, IRA or TDA disclosure statements.

Back-end design Variable Annuity contracts have provisions for the assessment of withdrawal charges on withdrawals.

No agent is authorized to make or alter contracts or to waive the rights or requirements of Northwestern Mutual Life.

I acknowledge receipt of the Prospectus or Offering Circular and Report and I understand that all payments and values provided by this contract, when based on the investment experience of a separate account, are variable and are not guaranteed as to amount.

As part of required anti-money laundering programs, information has been requested in this application, and may otherwise be requested from me, for purposes of identity verification.


X /s/ John J. Doe                            X
-------------------------------------------  -----------------------------------
Signature of Applicant                       Signature of Annuitant
(Indicate relationship below if applicable)  (if other than Applicant)

[ ] Trustee  [ ] Employer


                                             X /s/ Norm W. Weston
                                             -----------------------------------
                                             Signature of Licensed Agent

Date (MM/DD/YYYY)   Signed at: City            County      State
08-31-03            Milwaukee                  Milwaukee   WI

                                                                              FE
90-1900(0203)                                           90-1900-50(0203)(Page 8)

                                  Exhibit B(5)

                        APPLICATION FOR DEFERRED ANNUITY

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
              720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                                                                               Contract Number

                                                                                               ---------------------------

1.   OTHER POLICIES

     Has a Northwestern Mutual Policy ever been issued on the annuitant's life?

     [ ] Yes, the last policy number is:            [X] No
                                         ----------

2.   ANNUITANT

          Name: First, MI, Last                                                         Sex     Birthdate: (MM/DD/YYYY)
          John J. Doe                                                                    M      03-15-1965

          Residence Address (If mailing address is different, provide both addresses.)
          1234 Main St.

          City, State, Zip                                                              Country, if other than US
          Milwaukee, WI 53202
                                                                                        ----------------------------------

          Taxpayer ID Number                                                            Home Phone Number
          ###-##-####                                                                   (414) 555-5678

          US Citizen? [X] Yes [ ] No If no, what country?
                                     (Provide copy, both sides, of green card)          E-mail Address
                                                                                        john.j.doe@mainst.com
          ----------------------------------------------------------------------

3.   MARKET

     Select one:

     [X] Non-Tax Qualified
     [ ] 457 Deferred Compensation Plan                 Owner must be indicated.
          [ ] Government   [ ] Non-profit               Proceed to section 4.

     [ ] Traditional IRA                                If the annuitant is a minor,
     [ ] Roth IRA                                       proceed to section 4; otherwise
     [ ] SIMPLE IRA                                     the annuitant is the owner,
     [ ] Simplified Employee Pension Plan IRA (SEP)     proceed to section 5.

     [ ] 403(b) TDA - Employee Salary Reduction Only
     [ ] 403(b) TDA - Employer Matching or Non-elective Contributions Included     The annuitant is the owner.
     [ ] 401(g) Non-Transferable Annuity                                           Proceed to section 5.

     [ ] Pension & Profit Sharing:

         Trust Number                    Taxpayer ID Number
                                                                The owner and beneficiary
         --------------------------------------------------     are the trustees of the plan.
                                                                Proceed to section 6.
         Name of Owner - Trustees of

         --------------------------------------------------

90-1900(0203)                                           90-1900-50(0203)(Page 1)
                                                                (Rev. 1003) - FE

4.   OWNER

     A minor owner limits future contract actions.

     Select one:

     [X] Annuitant        Proceed to   [ ] UGMA/UTMA - custodian is owner for the benefit of minor   Enter
     [ ] See attachment   section 5.   [ ] Corporation or Trust                                      information
                                       [ ] Other                                                     below.

          Name: First, MI, Last / Corporation / Trust                                      Sex     Birthdate: (MM/DD/YYYY)

          ----------------------------------------------------------------------------------------------------------------

          Residence Address or street address of business for non-natural owners. (If mailing address is different, provide both addresses.)

          ----------------------------------------------------------------------------------------------------------------

          City, State, Zip                                                                 Country, if other than US

          ----------------------------------------------------------------------------------------------------------------

          Relationship to Annuitant            Taxpayer ID Number                          Home Phone Number
                                                                                           (     )
          ----------------------------------------------------------------------------------------------------------------

          Date of Trust                        Name of Trustees

          ----------------------------------------------------------------------------------------------------------------

          US Citizen? [ ] Yes [ ] No           If no, what country?
                                               (Provide copy, both sides, of green card)   E-mail Address

          ----------------------------------------------------------------------------------------------------------------

     Additional Owner: (If more than two owners, provide additional information below on a separate sheet)

          Name: First, MI, Last                                                            Sex     Birthdate: (MM/DD/YYYY)

          ----------------------------------------------------------------------------------------------------------------

          Residence Address or street address of business for non-natural owners. (If mailing address is different, provide both addresses.)

          ----------------------------------------------------------------------------------------------------------------

          City, State, Zip                                                                 Country, if other than US

          ----------------------------------------------------------------------------------------------------------------

          Relationship to Annuitant            Taxpayer ID Number                          Home Phone Number
                                                                                           (    )
          ----------------------------------------------------------------------------------------------------------------

          US Citizen? [ ] Yes [ ] No           If no, what country?
                                               (Provide copy, both sides, of green card)   E-mail Address

          ----------------------------------------------------------------------------------------------------------------

     Successor Owner:

     Do not name a successor owner if the owner and the annuitant are the same person.

          Successor Owner Name                                                             Birthdate: (MM/DD/YYYY)

          ----------------------------------------------------------------------------------------------------------------

          Relationship to Annuitant                                                        Taxpayer ID Number

          ----------------------------------------------------------------------------------------------------------------

                                                                              FE
90-1900(0203)                                           90-1900-50(0203)(Page 2)

5.   BENEFICIARY (upon the death of the Annuitant)

     Cannot be annuitant unless "Estate of Annuitant" named.

     [ ] See attachment - Proceed to section 6.

     Direct Beneficiary:   [ ] Owner   [X] Other - Enter information below:

          Name                                 Taxpayer ID Number                          Relationship                %
          Jane K. Doe                                                                          Wife                   100
                                               -------------------------------

          Name                                 Taxpayer ID Number                          Relationship                %

          ---------------------------------------------------------------------------------------------------------------

     Contingent Beneficiary:

          Name                                 Taxpayer ID Number                          Relationship                %

          ---------------------------------------------------------------------------------------------------------------

          Name                                 Taxpayer ID Number                          Relationship                %

          ---------------------------------------------------------------------------------------------------------------

     [ ] And all (other) children, including legally adopted children, of the Annuitant as additional Contingent Beneficiaries.

6.   REPLACEMENT

     As a result of this purchase, will the values or benefits of any other life insurance policy or annuity contract, on any life, be affected in any way?
     [ ] Yes [X] No

     Note to Agent: Values or benefits are affected if any question on the Definition of Replacement Supplement could be answered "yes".

     Will this annuity:

     A. Replace Northwestern Mutual Life [ ] Yes [X] No

     B. Replace other companies?         [ ] Yes [X] No

     C. Result in 1035 exchange?         [ ] Yes [X] No

7.   PLAN

     Select one:

     [X] Variable Annuity - Proceed to section V1.

     [ ] Fixed Annuity - Single Premium Retirement Annuity - Proceed to section
         F1.

                                                                              FE
90-1900(0203)                                           90-1900-50(0203)(Page 3)

VARIABLE ANNUITY SECTION

V1.  TYPE

     [X] Back-End Design - Minimum initial purchase payment for non-tax qualified market $5,000.

     [ ] Front-End Design - Minimum initial purchase payment $10,000.

     The front-end design may provide better long term financial value than the back end design. Factors to consider in making a decision include the expected holding period of the annuity as well as anticipated liquidity needs.

V2.  OPTIONAL ENHANCED DEATH BENEFIT

     [ ] I elect the enhanced death benefit rider.

     There is an additional charge. Available to age 65. If this rider is not elected, the standard death benefit will apply. See prospectus for more information.

V3.  PAYMENT ALLOCATION AND OPTIONS

A.   PAYMENT ALLOCATION

     You must indicate payment allocations. Use whole percentages. Total must equal 100%.

     Funds

       %
       5     Select Bond

       5     Franklin Templeton International Equity

       5     Money Market

       5     Balanced

       5     Index 500 Stock

       5     Aggressive Growth Stock

       5     High Yield Bond

       5     Growth Stock

       5     Large Cap Core Stock

       5     Index 400 Stock

       5     Small Cap Growth Stock

       5     Russell Multi-Style Equity

       5     Russell Aggressive Equity

       5     Russell Non-US

       5     Russell Real Estate Securities

       5     Russell Core Bond

       5     Asset Allocation

       5     International Growth Stock

       5     T. Rowe Price Small Cap Value

       5     Cap Guardian Domestic Equity

       5     AllianceBernstein Mid Cap Value

       5     Janus Capital Appreciation

       5     T. Rowe Price Equity Income

       5     Fidelity VIP Mid Cap Portfolio

                                   Fixed Fund
                                   %
                                   20 Guaranteed Interest

                                   Fund availability subject to state approval.

                                                                              FE
90-1900(0203)                                           90-1900-50(0203)(Page 4)

B.   OPTIONS

     You may select one of the following options:

     [ ]  Automatic Dollar-Cost Averaging

                              Amount
               I authorize $           to be transferred from the Money Market
                            ----------
               Fund:

               [ ] Monthly   [ ] Quarterly

               to the following funds:

               Funds

                 %
                     Select Bond
               -----
                     Franklin Templeton International Equity
               -----
                     Balanced
               -----
                     Index 500 Stock
               -----
                     Aggressive Growth Stock
               -----
                     High Yield Bond
               -----
                     Growth Stock
               -----
                     Large Cap Core Stock
               -----
                     Index 400 Stock
               -----
                     Small Cap Growth Stock
               -----
                     Russell Multi-Style Equity
               -----
                     Russell Aggressive Equity
               -----
                     Russell Non-US
               -----
                     Russell Real Estate Securities
               -----
                     Russell Core Bond
               -----
                     Asset Allocation
               -----
                     International Growth Stock
               -----
                     T. Rowe Price Small Cap Value
               -----
                     Cap Guardian Domestic Equity
               -----
                     AllianceBernstein Mid Cap Value
               -----
                     Janus Capital Appreciation
               -----
                     T. Rowe Price Equity Income
               -----
                     Fidelity VIP Mid Cap Portfolio
               -----

                             Fixed Fund
                               %
                                  Guaranteed Interest
                             -----
                             Fund availability subject to state approval.

     [ ]  Portfolio Re-Balancing

          Minimum contract value $10,000. Re-balancing transfers are not made to or from the Guaranteed Interest Fund. If you elected Guaranteed Interest Fund as a Payment Allocation (section V3A.), you must submit a Transfer & Allocate Investment Funds form (90-1854).

          I authorize re-balancing transfers to be made according to the elected Payment Allocations:

          [ ] Monthly         [ ] Quarterly

          [ ] Semi-Annually   [ ] Annually

                                                                              FE
90-1900(0203)                                           90-1900-50(0203)(Page 5)

V4.  INITIAL PAYMENT

     METHOD OF PAYMENT

     Select one:

                               Amount
          [X] Check attached $5,000.00

                                                      Estimated Amount
          [ ] Check coming from another institution $
                                                     -----------------

          [ ] Electronic Funds Transfer (ISA/EFT) - Complete section V5.

          [ ] Multiple Contract Bill (MCB) - Required for SIMPLE IRAs. Complete
              section V5.

     IRA INFORMATION

     This section must be completed if an IRA market was selected in Section 3.
     Caution: Accurate selection is needed to assure correct tax reporting. For advice, consult your tax professional. Select all that apply:

          [ ] New Contributions

               . For Roth and Traditional IRAs, enter the applicable Current and Prior Tax Year(s) and the respective amount(s).

               . For SEP and SIMPLE IRAs, always enter the current calendar year as the "Current Tax Year" and the amount of the new contribution as the "Current Tax Year Amount".

                         Current Tax Year       Amount
                                             $
                        ------------------    ----------
                          Prior Tax Year        Amount
                                             $
                        ------------------    ----------

          [ ] Direct Transfer - Check must be made payable as follows:
                                "Northwestern Mutual Life FBO [Name of Contract Owner]."

                                Indicate the market the money is coming from. Select one:

                                [ ] TDA
                                [ ] Pension/Profit Sharing/401k/Defined Benefit
                                [ ] Traditional IRA
                                [ ] Roth IRA
                                [ ] SEP
                                [ ] SIMPLE IRA - The owner has been a
                                                 participant in the employer's
                                    SIMPLE plan for: [ ] Two years or less
                                                     [ ] More than two years

          [ ]60-Day Rollover - Personal check from owner or check endorsed to
                               Northwestern Mutual Life.

                               Only if applicable, also select one:

                               [ ] Traditional IRA to Roth IRA

                               [ ] SIMPLE IRA to Traditional IRA - The owner has
                                                                   been a
                                                                   participant
                                                                   in the
                                                                   employer's
                                   SIMPLE plan for: [ ] Two years or less
                                                    [ ] More than two years

                                                                              FE
90-1900(0203)                                           90-1900-50(0203)(Page 6)

V5.  SCHEDULED PAYMENTS

     You may select either ISA/EFT or MCB.                        ISA Number

     [ ]  Electronic Funds Transfer (ISA/EFT)                -------------------

          You must attach a voided check.

          Select one:

          [ ] Monthly         [ ] Quarterly

          [ ] Semi-Annually   [ ] Annually

          Attach Voided Check

              Amount               Date of First Draft (MM/DD/YYYY)
           $
            -------------------------------------------------------

            Bank Transit Number    Checking/Savings Account Number

            -------------------------------------------------------

          [ ] Checking             Bank Name

          [ ] Savings             ---------------------------------

          Bank Account Owner - Select one

          [ ] Annuitant       [ ] Other - Enter information below:

          Name: First, MI, Last                   Sex   Birthdate: (MM/DD/YYYY)

          ----------------------------------------------------------------------

          Residence Address                       City, State, Zip

          ----------------------------------------------------------------------

          Taxpayer ID Number                      Daytime Telephone Number
                                                  (     )
          ----------------------------------------------------------------------

          Signature below is authorization to the depository institution specified above to pay and charge named account with electronic funds transfers, or other form of pre-authorized check or withdrawal order transfers, initiated by the Northwestern Mutual Life Insurance Company to its own order. This authorization will remain in effect until revoked in writing.


                         X
                         -------------------------------
                         Signature of Bank Account Owner

     [ ]  Multiple Contract Bill (MCB)

            Amount      MCB Number    MCB Payer Name
          $
           ---------------------------------------------------------------------

                                                                              FE
90-1900(0203)                                           90-1900-50(0203)(Page 7)

SIGNATURES - VARIABLE ANNUITY

The Annuitant consents to this application.

Each person signing this application declares that the answers and statements made in this application are correctly recorded, complete and true to the best of his or her knowledge and belief.

IT IS UNDERSTOOD AND AGREED THAT:

If the Owner is a Trustee or successor Trustee under a tax qualified plan or the employer under a tax qualified non-trusteed plan, Northwestern Mutual Life will be fully discharged of liability for any action taken by the Owner in the exercise of any contract right and for all amounts paid to, or at the direction of, the Owner and will have no obligation as to the use of the amounts. In all dealings with the Owner, Northwestern Mutual Life will be fully protected against the claims of every other person.

The first purchase payment will be credited on the valuation date coincident with or next following the date both the application and the purchase payment are received at the Home Office.

Receipt of purchase payments at a payment facility designated by Northwestern Mutual Life will be considered the same as receipt at the Home Office.

If a Tax Qualified Employee Plan, an IRA or TDA is applied for, the Applicant and/or Annuitant have received and reviewed the appropriate ERISA, IRA or TDA disclosure statements.

Back-end design Variable Annuity contracts have provisions for the assessment of withdrawal charges on withdrawals.

No agent is authorized to make or alter contracts or to waive the rights or requirements of Northwestern Mutual Life.

I acknowledge receipt of the Prospectus or Offering Circular and Report and I understand that all payments and values provided by this contract, when based on the investment experience of a separate account, are variable and are not guaranteed as to amount.

As part of required anti-money laundering programs, information has been requested in this application, and may otherwise be requested from me, for purposes of identity verification.


X /s/ John J. Doe                            X
-------------------------------------------  -----------------------------------
Signature of Applicant                       Signature of Annuitant
(Indicate relationship below if applicable)  (if other than Applicant)

[ ] Trustee  [ ] Employer


                                             X /s/ Norm W. Weston
                                             -----------------------------------
                                             Signature of Licensed Agent

Date (MM/DD/YYYY)   Signed at: City            County      State
08-31-03            Milwaukee                  Milwaukee   WI

                                                                              FE
90-1900(0203)                                           90-1900-50(0203)(Page 8)